U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 23, 2000




                          SENIOR OPTICIAN SERVICE, INC.
--------------------------------------------------------------------------------
                 (Name of Small Business Issuer in its Charter)


           Minnesota                                       41-1954595
---------------------------------              ---------------------------------
   (State of Incorporation)                    (IRS Employer Identification No.)



15945 Quality Trail North, Scandia, MN                        55073
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(Address of principal executive offices)                    (Zip Code)



Issuer's telephone number,(   651     )     433       -          3522
                           -----------  -------------   -----------------------



                      ENVIRONMENTAL PROTECTION CORPORATION
                            15945 Quality Trail North
                                Scandia, MN 55073

                     (Registrant's former name and address)



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Item 1.      CHANGES IN CONTROL OF REGISTRANT.

         (a) See Item 6. Resignation of Directors and Executive Officers.

Item 5.      OTHER EVENTS.

         (a)  On  August  15,  2000,   the  Company   amended  its  articles  of
incorporation changing its name from Environmental Protection Corporation to Senior Optician Service, Inc. See Exhibit 3.0

Item 6.      RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

         On July 5, 2000, William C. Nichols, Gregory Johnson and Paula Nichols tendered their resignations from the board of directors appointing Donald Hill, Sandra Hill and Bradley Peterson to fill their vacancies. The letters of resignation did not express any disagreement with the company on any matter relating to operations, policies or practices.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  Not applicable.

         (b) Index to Exhibits.

          Exhibit Number                      Description
          --------------                      -----------

              (3.0)            Certificate of Amendment Environmental Protection
                               Corporation

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SENIOR OPTICIAN SERVICE, INC.
Dated: August 23, 2000

                                                    /s/  Donald Hill
                                                   -----------------------------
                                                   By:   Donald Hill
                                                   Title: President